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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 5, 2003


                           LOWRANCE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                       0-15240               44-0624411
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                 12000 East Skelly Drive, Tulsa, Oklahoma 74128
              (Address of principal executive offices and zip code)



                                 (918) 437-6881
              (Registrant's telephone number, including area code)






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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits:

        Exhibit No.                         Description

        Exhibit 99.1   Press Release issued by the registrant dated August 5,
                       2003.

Item 9. REGULATION FD DISCLOSURE.

On August 5, 2003, Lowrance Electronics, Inc. issued a press release announcing a special dividend and sales results for the fiscal year ended July 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") to report information pursuant to Item 12. - Results of Operations and Financial Conditions in accordance with the interim guidance provided by the Commission in Release No. 33-8216.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  August 5, 2003
                                          LOWRANCE ELECTRONICS, INC.

                                          By:   /s/ Douglas J. Townsdin
                                                --------------------------------
                                                Douglas J. Townsdin
                                                Vice President of Finance and
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

  EXHIBIT
  NUMBER                          DESCRIPTION
  -------                         -----------
   99.1        Press Release issued by the registrant dated August 5, 2003